1 Company Presentation - June 2015

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward- looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. Historical results are not indicative of future performance. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Inc., Ashford Hospitality Prime, Inc., Ashford Hospitality Trust, Inc. or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

3 3 Overview of Ashford  Ashford (NYSE MKT: AINC) is a global asset management company focused on managing real estate, hospitality and securities platforms  Ashford currently manages Ashford Hospitality Trust (NYSE: AHT), Ashford Hospitality Prime (NYSE: AHP) and Ashford Investment Management (AIM)  Scalable, asset-light operating platform with limited capital needs  Multiple ways to grow platform:  Organic growth of current Ashford Trust and Ashford Prime platforms  Potential growth of Ashford Investment Management  Creation of other investment vehicles/capital platforms – Select Service, Debt, other Hospitality-related Service Businesses  Proven track record in managing and growing hospitality-related platforms  Ashford currently has over $6 billion of Assets Under Management

4 4 Ashford Group of Companies - Publicly Traded (NYSE: AHP) - 10 hotels - 3,472 owned rooms - Total Market Cap of $1.2 billion - High RevPAR portfolio - US & international gateway markets - Lower-leverage platform - Insider ownership - 14% - Publicly Traded (NYSE: AHT) - 117 hotels – 25,703 owned rooms - Total Market Cap of $4.8 billion - Targets RevPAR below Prime - Investment across all segments and all levels of capital structure - Insider ownership – 15% - Private Subsidiary of Ashford - Real estate hedged equity strategy – upside of real estate with lower volatility and increased liquidity - Commenced strategy in 2011 - Potential follow-on strategies - Publicly traded (NYSE MKT: AINC) - Asset management platform – advisory contracts with AHP & AHT - Highly-aligned fee structure - Insider ownership – 24%

5 5 Ashford Advisory Fee Structure Ashford Prime/Ashford Trust Base Fee/Minimum Fee Base Fee: 0.70% x Total Market Capitalization Minimum Fee: Greater of 90% of the Base Fee paid in the same quarter of the prior year OR the Peer G&A Ratio x Total Market Capitalization Base Fee Payment Payable quarterly Incentive Fee 5% of the TSR outperformance (compared to defined peer set) times Equity Market Capitalization – fee is subject to a 25% outperformance cap Incentive Fee Payment Fee is determined annually and paid over 3 years in equal annual installments - up to 50% can be paid in stock at AHP/AHT election Other Payments/Fees Reimbursement for internal audit and other overhead costs

6 6 Benefits of REIT Advisory Contracts  Long duration contracts  Scalable platform with attractive margins  Upside through additional value creation and outperformance  Low volatility fee stream

7 7 Demonstrated Long-Term Track Record • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • The Ashford Group of Companies expects to benefit from strong AINC management team capabilities Peer average includes: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Trailing Total Shareholder Returns as of 5/26/15 Source: Bloomberg Total Shareholder Return 111% 197% 127% 93% 27% 35% 0% 100% 200% 300% 5-Yr 7-Yr 10-yr AHT Peer Avg

8 8 Ashford Hospitality Prime

9 9 Ashford Prime Overview  High quality portfolio predominantly located in gateway & resort markets  Low leverage strategy in line with peers  High insider ownership of 14%  Portfolio is in great physical condition after recent renovations  Recently announced 100% increase in common dividend

10 Conservative Capital Structure Balance Sheet Initiatives Debt Maturities Net Working Capital (1) (2) Enterprise Value » Target (Net Debt + Preferred)/EBITDA < 5.0x » Maintain mix of fixed and floating rate debt » Ladder debt maturities » Maintain excess cash balance to capitalize on opportunities » Focus on property-level, non-recourse debt (1) Ashford Prime's pro rata share (2) As of 3/31/15 - - 394.0 8.1 - 80.0 - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 2015 2016 2017 2018 2019 De b t ( $ i n m il li o n s) Fixed-Rate Floating-Rate $ in millions Cash and cash equivalents $158.3 Restricted cash 25.8 Accounts receivable, net 12.4 Prepaid expenses 3.4 Due from affiliates, net (1.9) Due from 3rd party hotel managers, net 5.4 Total current assets $203.4 Accounts payable, net & accrued expenses $26.8 Dividends payable 1.4 Total current liabilities $28.2 Net working capital $175.2 $ in millions except per share data Stock Price (as of 5/26/15) $15.66 Fully diluted shares outstanding (mm) (2) 32.4 Equity value $507.4 Debt (1) (2) 715.0 Total Market Capitalization $1,222.4 Less: Net working capital (1) (2) (175.2) Total Enterprise Value $1,047.2

11 11  Highly quantitative approach focused on long-term accretion  Proven track record of value-creating acquisitions  Disciplined capital allocation  Multiple ways to grow platform:  Unique built-in pipeline via right-of-first-offer hotels from Ashford Trust  Targeted acquisitions consistent with investment guidelines  Internal growth from asset performance Ashford Prime Growth & Acquisition Strategy

Ashford Prime Portfolio



Courtyard Seattle Downtown
Marriott Seattle Waterfront
Courtyard San Francisco Downtown
Hilton La Jolla Torrey Pines
Marriott Plano Legacy
Sofitel Chicago Water Tower
Courtyard Philadelphia Downtown
Capital Hilton
Renaissance Tampa
Pier House Resort Key West
Ashford Prime Assets

Ashford Prime Portfolio		
Hotel	**Market**	**Rooms**
Marriott Seattle Waterfront	Seattle, WA	358 Rooms
Courtyard Seattle Downtown	Seattle, WA	250 Rooms
Courtyard Downtown	San Francisco, CA	405 Rooms
Hilton La Jolla Torrey Pines	La Jolla, CA,	394 Rooms
Marriott Plano Legacy	Plano, TX	404 Rooms
Sofitel Water Tower	Chicago, IL	415 Rooms
Courtyard Downtown	Philadelphia, PA	498 Rooms
Capital Hilton	Washington, D.C.	544 Rooms
Renaissance International Plaza	Tampa, FL	293 Rooms
Pier House Resort	Key West, FL.	142 Rooms

ASHFORD

12

13 13 Ashford Hospitality Trust

14 14 Ashford Trust Overview  High insider ownership of 15%  Diversified portfolio with 67% of hotels managed by affiliated property manager  Leveraged way to invest in the hotel cycle  Opportunistically invest in hotels assets with up to 2x the national average RevPAR in all market locations  Industry leading dividend yield

15 Ashford Trust – Capital Structure » Target Net Debt/Gross Assets of 50-60% » Maintain mix of fixed and floating rate debt » Ladder maturities » Proactively refinance upcoming maturities » Maintain excess cash balance to capitalize on opportunities » Focus on property-level, non-recourse debt Balance Sheet Initiatives Debt Maturities Net Working Capital (1) (2) Enterprise Value (1) Ashford Trust's pro rata share (2) As of 3/31/15 90.7 174.8 468.1 197.3 569.1 - 100.0 200.0 300.0 400.0 500.0 600.0 2015 2016 2017 2018 2019 De b t ( $ i n m il li o n s) Fixed-Rate Floating-Rate $ in millions Cash and cash equivalents $355.6 Marketable securities, net 60.2 Restricted cash 142.8 Accounts receivable, net 52.5 Prepaid expenses 22.7 Due from affiliates, net (6.8) Due from 3rd party hotel managers, net 37.5 Market value of Ashford Inc. investment 71.0 Market value of Ashford Prime investment 83.5 Total current assets $819.1 Accounts payable, net & accrued expenses $131.8 Dividends payable 23.3 Total current liabilities $155.1 Net working capital $664.0 (1) Ashford Trust's pro rata share (2) As of 3/31/15 $ in millions except per share data Stock Price (as of 5/26/15) $8.65 Fully diluted shares outstanding (mm) (2) 120.0 Equity value $1,038.0 Preferred equity (Par value) (2) 393.9 Debt (1) (2) 3,381.3 Total Market Capitalization $4,813.2 Less: Net working capital (1) (2) (664.0) Total Enterprise Value $4,149.2

16 16  Highly quantitative approach focused on long-term accretion  Proven track record of value-creating opportunistic acquisitions  Disciplined capital allocation  Multiple ways to grow platform:  Internal growth from asset performance  Portfolio/single asset acquisitions  Excess cash from potential refinancings  Partial ownership of Ashford Prime  Partial ownership of Ashford Inc. Ashford Trust Growth & Acquisition Strategy

17 Ashford Investment Management

18 Goals of Ashford Investment Management Ashford hopes to achieve multiple goals through the creation of AIM Create value for investors Management expertise Insightful & unique data Rigorous analysis & research Create new fee streams Diversify asset base Future growth opportunities

19 Real Estate Hedged Equity ("REHE") Strategy Objective Strategy characteristics Capture attractive net returns in liquid, primarily U.S. listed real estate securities with mitigated volatility1 1. No assurance can be given that the investment objective will be achieved or that an investor will receive a return of all or part of his or her investment capital, and investment results may vary substantially over time 2. Indicative equity liquidity target within the investing universe Industry Focus: Real estate REITs Hospitality Leisure Proactive Multi-Level Hedging: Security Industry Macro Cyclical Awareness: Cyclical, top-down industry & macro viewpoints supported by fundamentals Liquidity2: Equity market cap >$5b Monthly liquidity

20 Long-term Opportunity in Real Estate Securities Real estate has offered attractive long-term mid-teen returns, but with high volatility Opportunity in capturing upside while hedging volatility1 Past performance is not an indication of future results. 1. The strategy does not attempt to replicate benchmarks. No assurance can be given that the investment objective will be achieved or that an investor will receive a return of all or part of his or her investment capital, and investment results may vary substantially over time Source: Bloomberg Annualized Returns vs. Annualized Risk for Various Asset Classes January 2000 through December 2013 MORE RETURN U.S. Large Cap Stock Index U.S. Hotel REIT Index U.S. Small Cap Stock Index U.S. High Yield Bond Index International Stock Index Hedge Fund Equity Hedge Index U.S. Real Estate Stock Index 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% A n n ua li ze d Re tu rn Annualized Volatility MOR E R E T U R N AIM REHE TARGET1 Real Estate Hedged Equity (“REHE”) Strategy Targets Low- to Mid-Teen Long-term Returns and Volatility MORE RISK Mitigated Volatility

21 APPENDIX

22 Industry Overview

• Demand expected to exceed supply through at least 2015 23 Attractive Supply/Demand Imbalance Source: PKF -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F Supply Growth Demand Growth Yea r- o v e r- Year % Gro w th PKF Forecast

24 Source: PKF 7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 5.4% 8.3% 7.3% 6.5% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth PKF RevPAR Growth Forecasts

25 Potential Industry EBITDA Growth Rates *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation. • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 29%* COMPOUNDED 2-YEAR REVPAR GROWTH RATE COMPOUNDED 2-YEAR REVPAR GROWTH RATE 28.5% 6.0% 6.50% 7.0% 7.50% 8.0% 20.0% 9.9% 10.7% 11.6% 12.5% 13.3% 25.0% 12.4% 13.4% 14.5% 15.6% 16.6% 30.0% 14.8% 16.1% 17.4% 18.7% 20.0% 35.0% 17.3% 18.8% 20.3% 21.8% 23.3% 40.0% 19.8% 21.5% 23.2% 24.9% 26.6% 45.0% 22.2% 24.2% 26.1% 28.0% 30.0% 50.0% 24.7% 26.8% 29.0% 31.1% 33.3% 55.0% 27.2% 29.5% 31.9% 34.2% 36.6% 60.0% 29.7% 32.2% 34.8% 37.4% 39.9% 65.0% 32.1% 34.9% 37.7% 40.5% 43.3% 70.0% 34.6% 37.6% 40.6% 43.6% 46.6% 2- YE AR EB IT DA FL OW % CUMULATIVE 2-YEAR EBITDA GROWTH

• Historically, attractive returns remain for investors from this point in the lodging cycle 26 Historical Industry Stock Returns Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO Current data as of April 30, 2015% 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current

27 Executive Bios

28 Executive Bios Monty J. Bennett Chief Executive Officer & Chairman of the Board Douglas A. Kessler President Mr. Kessler is the President of Ashford (NYSE.MKT:AINC) and serves as the President of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He is currently on the Board of Directors of AHP, and was previously on the Board of Directors of AHT. Prior to being appointed President, Mr. Kessler served as Ashford Trust's Chief Operating Officer and Head of Acquisitions beginning in May 2003. Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of the company's asset base to in excess of $4 billion. From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation. Prior to joining Remington Hotel Corporation in 2002, from 1993 to 2002, Mr. Kessler was employed at Goldman Sachs’ Whitehall Real Estate Funds, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute's Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference. Mr. Kessler has a Master's degree in Business Administration and a Bachelor of Arts degree from Stanford University. Mr. Bennett is the Founder, Chairman, & Chief Executive Officer of Ashford (NYSE.MKT:AINC) and serves as the Founder, Chairman, & Chief Executive Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Bennett is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute's Hotel Council, the Global Advisory Council of Hoftel, a worldwide hotel ownership group, and is on the Advisory Editorial board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to shareholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society. Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust since its inception are vital skills that make him uniquely qualified to serve as the chairman of our board of directors.

29 Executive Bios David A. Brooks Chief Operating Officer, General Counsel & Secretary Mr. Brooks is the Chief Operating Officer, General Counsel & Secretary of Ashford (NYSE.MKT:AINC) and serves as Chief Operating Officer, General Counsel & Secretary of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Prior to assuming the role of Chief Operating Officer of Ashford Trust, he served as Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million dollars in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay. Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status). Deric S. Eubanks Chief Financial Officer Mr. Eubanks is the Chief Financial Officer and Treasurer of Ashford (NYSE.MKT:AINC) and serves as the Chief Financial Officer and Treasurer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Eubanks oversees all corporate finance and financial reporting initiatives and is involved in all capital market activities including equity raises, debt financings, and loan modifications. He oversees Investor Relations and is responsible for overseeing and executing Ashford Hospitality Trust's and Ashford Hospitality Prime's hedging strategies. Mr. Eubanks formally served as the Senior Vice President of Finance. Prior to his role as Senior Vice President of Finance, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries. Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

30 Executive Bios J. Robison Hays Chief Strategy Officer Mr. Hays is the Chief Strategy Officer of Ashford (NYSE.MKT:AINC) and serves as the Chief Strategy Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service & manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas. Jeremy J. Welter Executive Vice President of Asset Management Mr. Welter is the Executive Vice President of Asset Management of Ashford (NYSE.MKT:AINC) and serves as the Executive Vice President of Asset Management of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). Mr Welter has served as the Executive Vice President of Asset Management for Ashford Hospitality Trust since January 2011 where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as Chief Financial Officer. He is a current member of Marriott's Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America's Global Corporate Investment Banking group. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference. Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University, where he served as student body president and graduated Summa Cum Laude.

31 Executive Bios Mark L. Nunneley Chief Accounting Officer Mr. Nunneley is the Chief Accounting Officer of Ashford (NYSE.MKT:AINC) and serves as the Chief Accounting Officer of both Ashford Hospitality Trust (NYSE: AHT) and Ashford Hospitality Prime (NYSE: AHP). He has served as the Chief Accounting Officer of Ashford Hospitality Trust since May 2003 where he is responsible for the tax, accounting, ad valorem tax and treasury functions. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs. Mr. Nunneley holds a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Science in Accounting from the University of Houston.

32 Company Presentation - June 2015